       Fixed Overview Report: CSFB 2005-11 Grp 1

Summary of Loans in Statistical Calculation Pool (As of 11/25/2005 )	Range

Total Number of Loans	409
Total Outstanding Balance	$58,082,832
Average Loan Balance	$142,012	$16,160	to	$623,416
Escrow Balance %	0.41%
WA Mortgage Rate	6.86%	6.13%	to	7.88%
WA Original Term (months)	360	240	to	360
WA Remaining Term (months)	357	234	to	360
WA Age (months)	3	0	to	20
WA LTV	76.69%	20.00%	to	95.00%
WA CLTV	71.72%	0.00%	to	100.00%
WA FICO	713	0	to	813
Balloon	0.00%
California North	2.20%
California South (ZIP : 90000 - 93600)	6.29%
Size (% of pool) Jumbo/Super-Jumbo	0.00%
Conforming (Size=C)	100.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	24.04%

Top 10 States	Top 10 Prop	Doc Types	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
FL 12.23%	SFR 44.62%	FL/AL 23.00%	P 61.82%	I	91.87%	0 75.96%	0 74.92%
NJ 11.34%	2-4F 30.33%	SS 10.71%	CO 31.82%	S	8.13%	36 14.42%	120 25.08%
NY 10.73%	PUD 16.49%	NAV/NIV 43.32%	RT 6.36%	24 3.73%
CA 8.49%	CO 8.11%	RE 3.03%	12 3.17%
AZ 7.00%	TH 0.46%	NR 7.90%	60 1.16%
CO 5.57%	ND 8.77	6 0.81%
MD 4.13%	LT 2.36%	4 0.62%
NV 3.88%	ALT 0.92%	5 0.13%
PA 3.77%
MA 3.56%

__________________________________________________

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	Avg PCT	Min Sched Bal	Max Coupon	Net Coupon	Cutoff WAC	Cutoff Rate	RTerm	Season	FICO	LTV
All	58,082,832.20	409	100	142,011.81	6.13	7.88	6.86	6.61	357	3	713	77
orig_balance
0 =< ... < 100000.01	10,861,712.10	169	18.7	64,270.49	6.13	7.25	6.83	6.58	355	3	716	77
100000.01 =< ... < 200000.01	20,764,825.07	146	35.75	142,224.83	6.13	7.88	6.85	6.6	357	3	717	77
200000.01 =< ... < 300000.01	15,299,111.81	64	26.34	239,048.62	6.13	7.38	6.84	6.59	358	2	706	78
300000.01 =< ... < 400000.01	8,060,970.73	24	13.88	335,873.78	6.75	7.5	6.96	6.71	358	2	721	76
400000.01 =< ... < 500000.01	1,392,153.59	3	2.4	464,051.20	6.75	6.88	6.79	6.54	356	4	705	66
500000.01 =< ... < 600000.01	1,080,643.18	2	1.86	540,321.59	6.88	6.88	6.88	6.63	359	1	695	80
600000.01 =< ... < 700000.01	623,415.72	1	1.07	623,415.72	6.88	6.88	6.88	6.63	357	3	689	78
Sched_Balance
0 =< ... < 100000.01	10,861,712.10	169	18.7	64,270.49	6.13	7.25	6.83	6.58	355	3	716	77
100000.01 =< ... < 200000.01	20,764,825.07	146	35.75	142,224.83	6.13	7.88	6.85	6.6	357	3	717	77
200000.01 =< ... < 300000.01	15,299,111.81	64	26.34	239,048.62	6.13	7.38	6.84	6.59	358	2	706	78
300000.01 =< ... < 400000.01	8,060,970.73	24	13.88	335,873.78	6.75	7.5	6.96	6.71	358	2	721	76
400000.01 =< ... < 500000.01	1,392,153.59	3	2.4	464,051.20	6.75	6.88	6.79	6.54	356	4	705	66
500000.01 =< ... < 600000.01	1,080,643.18	2	1.86	540,321.59	6.88	6.88	6.88	6.63	359	1	695	80
600000.01 =< ... < 700000.01	623,415.72	1	1.07	623,415.72	6.88	6.88	6.88	6.63	357	3	689	78
state TOP 10
Other	17,010,858.15	172	29.29	98,900.34	6.13	7.5	6.87	6.62	356	3	714	78
FL	7,105,541.98	51	12.23	139,324.35	6.13	7.88	6.83	6.58	357	3	721	78
NJ	6,586,523.96	31	11.34	212,468.51	6.13	7.25	6.9	6.65	358	2	706	75
NY	6,231,480.48	28	10.73	222,552.87	6.75	7.13	6.86	6.61	358	2	708	75
CA	4,930,658.58	19	8.49	259,508.35	6.13	7.5	6.82	6.57	357	3	710	73
AZ	4,065,108.83	28	7	145,182.46	6.13	7.13	6.73	6.48	357	3	724	77
CO	3,237,982.92	18	5.57	179,887.94	6.75	6.88	6.85	6.6	358	2	727	78
MD	2,399,065.66	15	4.13	159,937.71	6.75	7.25	6.92	6.67	357	3	709	79
NV	2,255,654.19	10	3.88	225,565.42	6.75	7.38	6.97	6.72	357	3	710	78
PA	2,190,744.99	28	3.77	78,240.89	6.13	7.5	6.85	6.6	357	3	712	80
MA	2,069,212.46	9	3.56	229,912.50	6.75	7.13	6.9	6.65	358	2	696	72
Orig_LTV
0 =< ... < 50.01	854,547.35	7	1.47	122,078.19	6.13	7	6.77	6.52	357	3	694	39
50.01 =< ... < 60.01	2,909,533.60	21	5.01	138,549.22	6.13	7	6.76	6.51	356	2	721	56
60.01 =< ... < 70.01	7,632,653.37	58	13.14	131,597.47	6.13	7.5	6.85	6.6	357	3	700	68
70.01 =< ... < 80.01	41,884,378.83	265	72.11	158,054.26	6.13	7.5	6.86	6.61	357	2	714	79
80.01 =< ... < 90.01	4,753,372.92	57	8.18	83,392.51	6.13	7.88	6.9	6.65	356	4	726	90
90.01 =< ... < 100.01	48,346.13	1	0.08	48,346.13	6.88	6.88	6.88	6.63	357	3	747	95
Curr_Rate
6 =< ... < 6.25	2,059,463.96	18	3.55	114,414.66	6.13	6.13	6.13	5.88	355	5	741	74
6.75 =< ... < 7	43,794,280.17	299	75.4	146,469.16	6.75	6.88	6.82	6.57	357	2	713	76
7 =< ... < 7.25	10,388,110.14	81	17.88	128,248.27	7	7.13	7.06	6.81	357	3	713	79
7.25 =< ... < 7.5	1,126,980.89	7	1.94	160,997.27	7.25	7.38	7.31	7.06	356	4	725	76
7.5 =< ... < 7.75	598,781.07	3	1.03	199,593.69	7.5	7.5	7.5	7.25	357	3	659	80
7.75 =< ... < 8	115,215.97	1	0.2	115,215.97	7.88	7.88	7.88	7.58	340	20	654	90
Property Type

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	Avg PCT	Min Sched Bal	Max Coupon	Net Coupon	Cutoff WAC	Cutoff Rate	RTerm	Season	FICO	LTV
2 Family	7,126,725.63	43	12.27	165,737.81	6.13	7.88	6.86	6.61	357	3	707	78
2-4 Family	1,063,663.05	9	1.83	118,184.78	6.75	7	6.8	6.55	356	4	740	75
3 Family	4,025,992.52	16	6.93	251,624.53	6.75	7.13	6.86	6.61	358	2	726	75
4 Family	5,398,763.01	21	9.29	257,083.95	6.75	7.25	6.84	6.59	357	3	707	73
Condo	554,362.93	5	0.95	110,872.59	6.13	6.88	6.55	6.3	356	4	776	83
Condo - Low Rise <5 floors	3,513,953.32	26	6.05	135,152.05	6.75	7.13	6.92	6.67	358	2	709	74
Condo - Mid Rise 5-8 floors	641,557.62	4	1.1	160,389.41	6.75	7.13	6.9	6.65	359	1	723	84
PUD	9,575,173.01	54	16.49	177,318.02	6.13	7.5	6.89	6.64	358	2	715	78
Single Family Detached	15,290,335.25	107	26.33	142,900.33	6.75	7.38	6.91	6.66	358	2	710	77
Single Family Residence	10,624,935.44	119	18.29	89,285.17	6.13	7.5	6.76	6.51	354	4	715	77
Townhouse	267,370.42	5	0.46	53,474.08	6.75	7	6.89	6.64	357	3	739	70
Purpose
Purchase	35,906,302.46	245	61.82	146,556.34	6.13	7.88	6.87	6.62	357	3	720	80
Refinance - Cashout	18,483,800.31	132	31.82	140,028.79	6.13	7.5	6.83	6.58	357	3	703	71
Refinance - Rate Term	3,692,729.43	32	6.36	115,397.79	6.13	7.13	6.88	6.63	353	3	699	72
Occupancy
Investment	53,359,258.92	380	91.87	140,419.10	6.13	7.88	6.86	6.61	357	3	714	77
Secondary	4,723,573.28	29	8.13	162,881.84	6.75	7.13	6.86	6.61	358	2	704	75
Orig_Term
240 =< ... < 252	83,003.57	1	0.14	83,003.57	6.88	6.88	6.88	6.63	234	6	684	80
324 =< ... < 336	161,434.93	2	0.28	80,717.47	6.88	6.88	6.88	6.63	321	3	747	52
360 =< ... < 372	57,838,393.70	406	99.58	142,459.10	6.13	7.88	6.86	6.61	357	3	713	77
Doc_Type
ALT	532,868.87	7	0.92	76,124.12	6.75	7	6.85	6.6	356	4	776	62
Full	13,358,431.67	137	23	97,506.80	6.13	7.5	6.83	6.58	356	4	714	79
Lite Doc	1,369,788.16	14	2.36	97,842.01	6.13	6.88	6.3	6.05	355	5	741	76
No Asset Verification	407,204.86	2	0.7	203,602.43	6.75	7	6.86	6.61	358	2	714	80
No Doc (NINA)	5,094,185.15	30	8.77	169,806.17	6.75	7.25	6.86	6.61	357	3	719	67
No Income Verification	24,756,278.23	155	42.62	159,717.92	6.75	7.5	6.89	6.64	358	2	708	78
No Ratio	4,586,211.14	22	7.9	208,464.14	6.75	7.5	6.96	6.71	358	2	704	78
Reduced (partial)	1,757,832.58	14	3.03	125,559.47	6.13	7.88	6.76	6.51	352	5	741	75
Stated / Stated	6,220,031.54	28	10.71	222,143.98	6.75	7.13	6.86	6.61	357	2	716	75
Fico
0 =< ... < 99	121,291.75	1	0.21	121,291.75	6.88	6.88	6.88	6.63	357	3	80
600 =< ... < 650	4,417,299.69	32	7.61	138,040.62	6.13	7.5	6.85	6.6	358	2	633	73
650 =< ... < 700	17,023,164.79	123	29.31	138,399.71	6.13	7.88	6.92	6.67	357	3	678	77
700 =< ... < 750	24,757,167.69	156	42.62	158,699.79	6.13	7.13	6.84	6.59	357	3	724	77
750 =< ... < 800	10,270,802.16	86	17.68	119,427.93	6.13	7.25	6.79	6.54	357	3	769	78
800 =< ... < 850	1,493,106.12	11	2.57	135,736.92	6.75	7.25	6.95	6.7	357	3	804	76
Prepay_Months
0	44,121,008.74	314	75.96	140,512.77	6.13	7.5	6.84	6.59	357	3	715	77
12	1,838,913.10	10	3.17	183,891.31	6.75	7.5	6.97	6.72	358	2	692	72
24	2,165,362.66	16	3.73	135,335.17	6.75	7	6.89	6.64	358	2	707	76
36	8,375,833.29	57	14.42	146,944.44	6.75	7.38	6.92	6.67	358	2	714	77
4	362,172.50	2	0.62	181,086.25	6.75	6.75	6.75	6.5	356	4	700	78

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	Avg PCT	Min Sched Bal	Max Coupon	Net Coupon	Cutoff WAC	Cutoff Rate	RTerm	Season	FICO	LTV
5	75,317.78	1	0.13	75,317.78	7.13	7.13	7.13	6.88	357	3	662	69
6	471,886.51	4	0.81	117,971.63	6.75	6.88	6.83	6.58	358	2	701	78
60	672,337.62	5	1.16	134,467.52	6.88	7.88	7.05	6.79	354	6	720	82
interest_only_period
0	43,514,646.23	332	74.92	131,068.21	6.13	7.88	6.85	6.6	357	3	710	76
120	14,568,185.97	77	25.08	189,197.22	6.75	7.5	6.89	6.64	358	2	723	78

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB").

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.